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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 21, 1997


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)

OHIO                                 1-11781                         31-0676346
(State or other                    (Commission                    (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

721 RICHARD STREET, MIAMISBURG, OHIO                                       45342
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:  (937) 866-0711

                                 NOT APPLICABLE
           (Former name or form address, if changed since last report)


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Item 5.  Other Events.
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           On April 22, 1997, Dayton Superior Corporation (the "Company") issued the press release attached hereto as Exhibit 20.1 reporting the execution of a letter of intent dated April 21, 1997 with respect to the acquisition by the Company of Symons Corporation.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    DAYTON SUPERIOR CORPORATION

April 22, 1997                      By: /s/ John A. Ciccarelli
                                       -----------------------
                                       John A. Ciccarelli
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                        Description
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      (20)        OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

                  20.1 Press Release Issued by Dayton Superior Corporation on April 22, 1997


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